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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): May 8, 2009 (April 21, 2009)

                             ----------------------
                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)


            Delaware                      0-15284                95-4053296
(State or other jurisdiction of    (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)

                       8228 Sunset Boulevard, Third Floor
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

     The following discussion provides only a brief description of the document described below. The agreement is attached to this Current Report as an exhibit. The discussion below is qualified in its entirety by the full text of the agreement.

     On April 21, 2009 (the "Effective Date") we signed a License Agreement for Internet Transmission (the "Agreement") with Netflix, Inc. Pursuant to the Agreement, we have granted to Netflix a non-exclusive right and license to exhibit and distribute an unlimited quantity of our films within the United States and all of its territories, possessions, commonwealths and protectorates by way of Internet transmission via the Netflix service to Netflix-enabled devices including, but not limited to, desktop or laptop computers, Internet-enabled television sets, game consoles and portable devices. The license term began on the Effective Date and will continue until the expiration date of the last to expire Title License Period. The "Title License Period" is defined for each title licensed as the period beginning on the date that such title may first be made available for exhibition in accordance with the Agreement until the title is last made available for exhibition in accordance with the Agreement. Thus far we have licensed 14 titles in accordance with the Agreement, from which we expect to receive approximately $500,000 in license fees.

Item 9.01 Financial Statements and Exhibits

          Exhibit 10 License Agreement for Internet Transmission dated April 21, 2009.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2009

                                             NATIONAL LAMPOON, INC.


                                             By: /s/ Timothy S. Durham
                                               ---------------------------------
                                                 Timothy S. Durham
                                                 Interim Chief Executive Officer